Exhibit 10.6

AGREEMENT REGARDING LEASE & NOTE

This Agreement Regarding Lease and Note (this "Agreement") is made effective as of August 27, 2020 (the "Effective Date"), by and among ADK GEORGIA, LLC, a Georgia limited liability company ("Landlord"), REGIONAL HEALTH PROPERTIES, INC., a Georgia Corporation, f/k/a AdCare Health Systems, Inc. ("Lender"), OS TYBEE, LLC, a Georgia limited liability company, SB TYBEE, LLC, a Georgia limited liability company, and JV JEFFERSONVILLE, LLC, a Georgia limited liability company (collectively, "Tenant"). Landlord, Lender, and Tenant are sometimes hereinafter collectively referred to in this Agreement as the "Parties" and each as a "Party."

The following recitals are a material part of this Agreement.

A.Landlord and Tenant are parties to that certain Master Sublease Agreement dated as of June 18, 2016 (the "Lease").

B.Pursuant to the Lease, Tenant has leased from Landlord all of Landlord's right, title and interest in and to certain land (the "Land"), the senior living facilities located thereon (collectively, the "Facilities"), and the furniture, furnishings, fixtures, equipment, machinery, and other personal property owned or leased by Landlord and located at the Facilities (collectively, the "Personal Property," and together with the Land and the Facilities, collectively, the "Property").

C.In connection with the Lease, Tenant executed in favor of Landlord that certain Security Agreement dated July 6, 2016 (the "Security Agreement"). Pursuant to the Security Agreement, Tenant granted to Landlord a first priority security interest in all of the cash, accounts receivable, assets, FF&E, records, goodwill, contracts, agreements and properties, both tangible and intangible, owned or leased by Tenant that are used in connection with the ownership, operation or development of the Property (the "Collateral").

D.In connection with the Lease, Lender, through its predecessor entity AdCare Health Systems, Inc., made a loan to Tenant (the "Loan"), which Loan is evidenced by, among other things, that certain Promissory Note dated July 6, 2016 in the original principal amount of $1,000,000.00 executed by Tenant in favor of Lender (the "Note").

E.In connection with the Loan, Lender, Tenant, and Congressional Bank entered into that certain Subordination Agreement dated April 6, 2017 (the "Subordination Agreement"). Pursuant to the Subordination Agreement, Lender subordinated the Loan and the payment of principal and interest on the Loan to a $2,500,000.00 revolving credit facility extended to Tenant by Congressional Bank (the "AR Line"). Pursuant to Section 3.9 of the Subordination Agreement, the Subordination Agreement remains in full force and effect until

(a)all Senior Liabilities (as defined in the Subordination Agreement) have been paid in full and

(b)the Lender (as defined in the Subordination Agreement) shall have no obligation to make further advances under the Senior Note (as defined in the Subordination Agreement) or extend any other credit under any of the other Senior Debt Documents (as defined in the Subordination Agreement) (the "Subordination Termination Conditions").

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F.The Lease, Security Agreement, and Note, together with all other documents evidencing, securing or executed in connection with the Lease are sometimes referred to in this Agreement as the "Lease Documents."

G.Tenant has repaid the AR Line in full and the Subordination Termination Conditions set forth in the Subordination Agreement have been met. Landlord, Lender, and Tenant desire to make certain modifications to the Loan and Lease as set forth herein.

H.In furtherance of restructuring the Tenant's finances and reducing the sums due Lender, Tenant has undertaken a SBA loan which requires a Security Interest in the same Tenant assets as that given to Landlord though not disturbing the priority of the existing security interests.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1.Recitals; Acknowledgments. The Recitals set forth above are true and accurate, are a material part of this Agreement and are hereby incorporated by reference, and the parties are entitled to rely thereon.

2.Continued Effect of Lease Documents. Tenant acknowledges and confirms that the Lease Documents to which it is a party were and have been duly authorized, signed and delivered, that subject to this Agreement and the Amended Promissory Note, each of the Lease Documents is valid, binding and enforceable against Tenant in accordance with its terms, and that each lien and security interest created in favor of Landlord under the Lease Documents has been duly and validly created and perfected upon the Property.

3.Modification of Loan & Note. Tenant acknowledges and agrees that the current amount owed to Lender under the Loan and Note is $1,309,040.00. Contemporaneous with execution of this Agreement, Tenant shall make a payment to Lender in the amount of $450,000.00 (the "Initial Payment"). In consideration of the Initial Payment and subject to the other terms and conditions of this Agreement, including, without limitation, Tenant's assumption of the Bed Tax Liability (as defined herein), Landlord shall reduce the balance of the Loan and Note to $470,000.00 (the "Remaining Balance"). The Remaining Balance shall bear interest at the rate of 8% and be repaid by Tenant in equal monthly payments of $9,529.91 over sixty (60) months. Contemporaneous with execution of this Agreement, Tenant shall execute the Amended Promissory Note attached hereto as "Exhibit 1" (the "Amended Note").

4.Savannah Beach Bed Tax Liability. Tenant acknowledges and agrees that there exists unpaid fees due and owing under Georgia's Nursing Home Provider Fee Act relating to the Facility located in Tybee Island, Georgia and leased by Tenant SB Tybee, LLC in the approximate amount of $350,000.00 (the "Bed Tax Liability"). Tenant hereby assumes all liability for the Bed Tax Liability, in whatever amount such liability is ultimately determined or

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imposed, and agrees to indemnify and hold Landlord and Lender harmless from any and all liabilities, costs, expenses, fees, or other amounts of any nature relating to the Bed Tax liability.

5.Cross Default of Loan and Lease. Any default or event of default under the Loan and Amended Note shall constitute a default or event of default under the Lease. Any default or event of default under the Lease shall constitute a default or event of default under the Loan and Amended Note. The Collateral shall secure both Tenant's obligations to Landlord under the Lease and Tenant's obligations to Lender under the Loan and Amended Note. To the extent the Lease, Security Agreement, or any other Lease Document is inconsistent with the foregoing, such Lease Document is hereby amended to incorporate the provisions of this Section 5.

6.No Other Liens. Tenant hereby represents and warrants that the AR Line has been repaid in full and that the Subordination Termination Conditions have occurred. Other than the Tenant SBA loans dated May 27, 2020 and the granting of a security interest and lien in the Collateral in favor of the SBA, which is expressly approved by the Landlord, and any other Bed Tax or other Tax lien, Tenant agrees not to pledge, hypothecate, or grant a security interest or any other interest in the Collateral to any party without Landlord's express written consent.

7.Ratification of Tenant Obligations. Subject to the terms and conditions of this Agreement, Tenant hereby (i) ratifies each of its obligations under the Lease Documents (the "Tenant Obligations") and confirms that such Tenant Obligations, and all waivers, covenants and agreements by Tenant in the Lease Documents remain in full force and effect for the benefit of Landlord and Lender, (ii) reaffirms its continuing liability for payment and/or performance of all of the Tenant Obligations, and (iii) confirms that such Tenant Obligations have not been modified or amended except to the extent of this Agreement and the Amended Promissory Note, and that Tenant's obligations and liabilities under such Tenant Obligations have not otherwise been limited, impaired or affected.

8.Additional Documents / Further Assurances. Tenant shall at any time, and from time to time, upon a reasonable timeframe and reasonable written request of Landlord or Lender, sign and deliver such further documents and do such further acts and things as Landlord or Lender may reasonably request to affect the purposes of this Agreement to the extent that same are relevant to the undisputed status of the Lease and Loan. Tenant may contest Landlord and /or Lender requests within ten (10) days of actual receipt of the request, as unnecessary or exceeding the scope/extent of the Parties agreements.

9.Authorization of Agreement. The execution of this Agreement has been duly authorized by all necessary corporate, partnership or similarly required action of the Parties, and the individuals and entities executing this Agreement on behalf of the Parties have been duly authorized and empowered to bind the Parties, respectively, by such execution.

10.Time is of the Essence. Time is of the essence with respect to all agreements and obligations of the Parties contained herein.

11.Entire Agreement; Written Modifications Only. This Agreement, the exhibit attached hereto, and the documents referred to herein or contemplated herein, constitute the sole

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and entire agreement between the Parties with respect to the subject matter hereof, and there are no other covenants, promises, agreements or understandings regarding the same. This Agreement, including the provisions of this Section, may not be modified except by written amendment to this Agreement signed by the Parties affected by the same, and the Parties hereby: (a) expressly agree that it shall not be reasonable for either of them to rely on any alleged, non-written amendment to this Agreement; (b) irrevocably waive any and all right to enforce any alleged, non-written amendment to this Agreement; and (c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Agreement.

12.No Third-Party Beneficiaries. This Agreement is solely for the benefit of the Parties hereto and no persons other than the undersigned, their successors and/or assigns shall be entitled to claim or receive any benefit by reason of this Agreement.

13.Due Diligence Performed; Parties Fully Informed; No Right to Rely. Each Party to this Agreement hereby warrants, represents and agrees that it has, by itself and with the assistance of counsel (or, if without the assistance of counsel, such Party having of its own volition chosen not to seek such assistance), performed any and all due diligence and investigation it deems necessary or desirable in connection with making a fully informed decision to enter into and sign this Agreement. Tenant and Guarantors are each relying on its own investigations and its own decision-making processes in determining to sign this Agreement, are not relying on the representations or omissions of each other or of Landlord in so doing, and fully understand the terms and provisions of this Agreement and of the documents contemplated hereby.

14.Severability. If any one or more of the provisions of this Agreement are deemed unenforceable, the remainder of this Agreement shall, at the sole option of Landlord or Lender, remain enforceable in accordance with the balance of the terms of the Agreement.

15.Delay Not a Waiver. Neither the failure nor any reasonable delay on the part of Landlord or Lender to exercise any right, power or privilege under this Agreement or under any document executed in connection herewith shall operate as a waiver of such right, power or privilege and any single or partial exercise of any such right, power or privilege shall not preclude any other or further exercise thereof relating to any future exercise of such right, power or privilege.

16.Successors and Assigns. This Agreement shall be binding on each Party's successors and assigns.

17.Construction of Agreement. The following rules of construction are applicable for the purposes of this Agreement and all documents and instruments supplemental hereto unless the context clearly requires otherwise:

(a)All references herein to numbered sections are references to the sections hereof.

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(b)The terms "include," "including," and similar terms shall be construed as if followed by the phrase "without being limited to."

(c)The term "Property" shall be construed as if followed by the phrase "or any part thereof."

(d)All references to obligations, monetary sums or the like that are owed to Landlord under this Agreement or the other Lease Documents (including references to the "Lease Obligations" or "Tenant Obligations") shall be construed as if followed by the phrase "or any part thereof."

(e)Words of masculine, feminine or neutral gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural, and vice versa.

(f)No inference in favor of or against any Party hereto shall be drawn from the fact that such party has drafted any portion of this Agreement or any portion of the Lease Documents.

(g)All references to Leases or the Lease Documents shall be deemed to include all existing modifications, amendments, extensions, restatements, or replacements of any of the Leases or Lease Documents made by mutual written agreement of and signed by the Parties.

(h)The terms "person" and "Party" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, entity, or government (whether federal, state, county, city, municipal, or otherwise, including an instrumentality, division, agency, body, or department thereof).

(i)Section headings are included in this Agreement for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

18.Counterparts. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original and shall be binding upon any party executing the same and all of which together shall constitute one and the same document. This Agreement shall become effective when all parties hereto have executed a counterpart hereof. A signature of a Party by electronic transmission shall be deemed to constitute an original and fully effective signature of such Party.

19.Governing Law. This Agreement shall be governed by the laws of the State of Georgia without regard to conflicts of law provisions.

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page(s).]

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a Georgia corporation

LANDLORD:

M

ADK GEORGIA, LLC,

a Georgialimited liability company

LENDER:

ADCARE HEALTH SYSTEMS, INC.,

By:

Name: Brent Morrison Title: CEO

By:

Name: Brent Title: CEO

Morrison

[Signatures continue on mart page]

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TENANTS:

OS TYBEE, LLC,

a Georgia limited liability company

By:

Name: David. Lemcke

Title: CFO

SB TYBEE, LLC,

a Georgia limited liability company

Title: CFO

JV JEFFERSON, LLC,

a Georgia limited liability company

By:

Name: David Lemcke

Title: CFO

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Exhibit 1

(Amended Promissory Note)

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